MOORE STEPHENS, P.C.
                          CERTIFICE PUBLIC ACCOUNTANTS


June 1, 2005

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read Item 4.02 included in Form 8-K/A dated June 1, 2005 of Tengtu International Corp. and are in agreement with the statements contained therein.


Very truly yours,


/s/ Moore Stephens, P.C.
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Moore Stephens, P.C.